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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date Of Report (Date Of Earliest Event Reported): MAY 10, 2000

                          -----------------------------

                               BSQUARE CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)



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
         WASHINGTON                   000-27687                91-1650880
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(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)
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                        3150 139TH AVENUE S.E., SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900
   (Address And Telephone Number Of Registrant's Principal Executive Offices)


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ITEM 5. OTHER EVENTS.

        On May 10, 2000, BSQUARE Corporation, a Washington corporation ("BSQUARE"), Mainbrace Corporation, a California corporation ("Mainbrace"), and Mainbrace Acquisition, Inc., a Washington corporation and wholly owned subsidiary of BSQUARE ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference, pursuant to which shareholders of Mainbrace will receive an aggregate of approximately 460,000 shares of common stock of BSQUARE ("BSQUARE Common Stock") and an aggregate of $10.8 million cash. The actual number of shares of BSQUARE Common Stock to be received by Mainbrace shareholders will fluctuate based on option exercises effected prior to the closing. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

        Pursuant to the terms of the Merger Agreement, Mainbrace will be merged with and into Sub (the "Merger"), with Sub being the surviving corporation. At the effective time of the Merger, each outstanding share of common stock of Mainbrace ("Mainbrace Common Stock") (including shares of Mainbrace Common Stock issued upon conversion of outstanding shares of Mainbrace Series A Preferred Stock, which shall automatically be converted into Mainbrace Common Stock immediately prior to the closing), other than shares of Mainbrace Common Stock that immediately prior to closing were subject to repurchase by Mainbrace, dissenting shares and treasury shares (the "Outstanding Common Stock Number"), will be converted into the right to receive that number of shares of BSQUARE Common Stock determined by dividing (i) the quotient determined by dividing (A) the Total Common Stock Consideration minus $10,800,000 by (B) $17.625, by (ii) the Outstanding Common Stock Number, and an amount in cash determined by dividing $10,800,000 by the Outstanding Common Stock Number. The "Total Common Stock Consideration" means the Outstanding Common Stock Number multiplied by the quotient (the "Exchange Ratio") determined by dividing (x) 24,900,000 by (y) the Fully Diluted Common Stock Number.

        In addition, each option to purchase shares of Mainbrace Common Stock outstanding at the effective time of the Merger, whether vested or unvested, will be assumed by BSQUARE and will be treated as an option to purchase that number of shares of BSQUARE Common Stock equal to the product of the (i) quotient (the "Option Exchange Ratio") determined by dividing (A) the Total Option Consideration divided by $17.625, by the total number of shares of Mainbrace Common Stock subject to options (the "Option Share Number") multiplied by (ii) the number of shares of Mainbrace Common Stock subject to such option, at a price per share equal to the aggregate exercise price for the shares of Mainbrace Common Stock subject to such option divided by the Option Exchange Ratio. The Total Option Consideration means the product of the Option Share Number times the Exchange Ratio.

        Further, immediately prior to the effective time of the Merger, pursuant to stock restriction agreements, each share of Mainbrace Common Stock subject to repurchase by Mainbrace immediately prior to the effective time, shall be exchanged for the number of shares of BSQUARE Common Stock determined by dividing (i) the quotient determined by (A) the Total Restricted Stock Consideration divided by (B) $17.625, by (ii) the total number of shares of Mainbrace Restricted Stock. The Total Restricted Stock Consideration means the product of the total number of shares of Mainbrace Restricted Stock times the Exchange Ratio. The shares of BSQUARE Common Stock issued in exchange for the shares of Mainbrace Common Stock shall be subject to repurchase pursuant to the stock restriction agreements on terms similar to the repurchase of such shares by Mainbrace immediately prior to the effective time.

        Pursuant to the Merger Agreement, the shareholders of Mainbrace have agreed to indemnify and hold BSQUARE, its officers, directors, affiliates, employees, consultants and agents harmless from losses arising out of (i) any inaccuracy or misrepresentation in, or breach of, any representation or warranty

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made by Mainbrace in the Merger Agreement or related agreements, and (ii) any failure by Mainbrace to perform or comply, in whole or in part, with any covenant or agreement in the Merger Agreement or related agreements. A total of $2,490,000 of the cash consideration will be deposited with an escrow agent to secure these indemnification obligations. In addition, at the Closing, $2,000,000 of the cash consideration will be retained by BSQUARE subject to release to the shareholders upon Mainbrace entering into certain "e-book technology" agreements as specified in the Merger Agreement.

        It is the intention of BSQUARE and Mainbrace that the Merger for federal income tax purposes be tax-free to Mainbrace's shareholders. In addition, the consummation of the Merger is subject to certain conditions contained in the Merger Agreement, including approval of the Merger by Mainbrace's shareholders. Pursuant to the Merger Agreement, each of Mainbrace's officers, directors and vice presidents shall enter into an agreement (the "Voting Agreement") to vote his or her shares in favor of the Merger. A form of the Voting Agreement is attached hereto as Exhibit 99.1(a) and incorporated by reference herein.

        On May 11, 2000, BSQUARE issued a press release announcing the Merger, which press release is attached hereto as Exhibit 99.1(b) and incorporated by reference herein.

        THE FOREGOING SUMMARY OF THE MERGER AGREEMENT, WHICH IS FILED AS AN EXHIBIT TO THIS FORM 8-K, DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE PROVISIONS OF THE MERGER AGREEMENT.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS.

        2.1 Agreement and Plan of Merger by and among BSQUARE Corporation, a Washington corporation, Mainbrace Corporation, a California corporation and Mainbrace Acquisition Inc., a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of May 10, 2000.

        99.1(a)Form of Voting Agreement by and among BSQUARE Corporation, a Washington corporation, and each officer, director and vice president of Mainbrace Corporation, a California corporation.

        99.1(b)Press release dated May 11, 2000 announcing the Merger.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BSQUARE CORPORATION

Date:   May 23, 2000

                                             By:     /S/ BRIAN V. TURNER
                                                    ----------------------------
                                                    Brian V. Turner
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


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
Exhibit No.                   Description
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

2.1 Agreement and Plan of Merger by and among BSQUARE Corporation, a Washington corporation, Mainbrace Corporation, a California corporation, and Mainbrace Acquisition, Inc., a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of May 10, 2000.

99.1(a) Form of Voting Agreement by and among BSQUARE Corporation, a Washington corporation, and each officer, director and vice president of Mainbrace Corporation, a California corporation.

99.1(b)                       Press release dated May 11, 2000 announcing the
                              Merger.
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